Exhibit 10.4

THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

among

GASTAR EXPLORATION USA, INC.

THE GUARANTORS SIGNATORY HERETO

THE LENDERS SIGNATORY HERETO

and

AMEGY BANK NATIONAL ASSOCIATION,

as Administrative Agent

Effective

June 14, 2011

Table of Contents

Article I	DEFINITIONS AND INTERPRETATION	1

1.1	Terms Defined Above	1
1.2	Terms Defined in Credit Agreement	2
1.3	References	2
1.4	Articles and Sections	2
1.5	Number and Gender	2

Article II	AMENDMENTS	2

2.1	Amendment to Section 1.2	2
2.2	Amendment to Section 6.2	3
2.3	Amendment to Section 6.8	3
2.4	Amendment to Section 6 9	3
2.5	Amendment to Section 6.10	4
2.6	Amendment to Section 7.1	4

Article III	REPRESENTATIONS AND WARRANTIES	5

Article IV	RATIFICATION AND ACKNOWLEDGMENT	5

Article V	MISCELLANEOUS	5

5.1	Successors and Assigns	5
5.2	Rights of Third Parties	5
5.3	Counterparts	5
5.4	Integration	5
5.5	Severability	5
5.6	Governing Law	6

- i -

THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) executed effective as of June 14, 2010 (the “Effective Date”) is by and among GASTAR EXPLORATION USA, INC., a Delaware corporation (the “Borrower”), GASTAR EXPLORATION, LTD., an Alberta, Canada corporation (the “Parent”), GASTAR EXPLORATION NEW SOUTH WALES, INC., a Michigan corporation (“Gastar New South Wales”), GASTAR EXPLORATION VICTORIA, INC., a Michigan corporation (“Gastar Victoria”), GASTAR EXPLORATION TEXAS, INC., a Michigan corporation (“Gastar Texas Inc”), GASTAR EXPLORATION TEXAS, LP, a Delaware limited partnership (“Gastar Texas LP”), and GASTAR EXPLORATION TEXAS LLC, a Delaware limited liability company (“Gastar Texas LLC”, and the Parent, Gastar New South Wales, Gastar Victoria, Gastar Texas Inc., Gastar Texas LP and Gastar Texas LLC, collectively, the “Initial Guarantors”), the lenders party to that certain Amended and Restated Credit Agreement dated effective October 28, 2009, as amended to the Effective Date, by and among the Borrower, the Initial Guarantors, the lenders party thereto or bound thereby from time to time (the “Lenders”), and Amegy Bank National Association, a national banking association, as administrative agent for the Lenders, letter of credit issuer and collateral agent for the Lenders and certain other parties (as so amended, the “Credit Agreement”), and AMEGY BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent desire to amend the Credit Agreement in the particular hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in the Credit Agreement and herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 Terms Defined Above. As used in this Second Amendment to Amended and Restated Credit Agreement, each of the terms “Agent,” “Amendment,” “Borrower,” “Credit Agreement,” “Effective Date,” “Gastar New South Wales,” “Gastar Texas Inc,” “Gastar Texas LLC,” “Gastar Texas LP,” “Gastar Victoria,” “Initial Guarantors,” Lenders” and “Parent,” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless herein expressly provided to the contrary.

1.3 References. References in this Amendment to Exhibit, Article or Section numbers shall be to Exhibits, Articles or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of the Credit Agreement or this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

ARTICLE II

AMENDMENTS

Effective as of the Effective Date, the Borrower, the Initial Guarantors, the Lenders and the Agent hereby amend the Credit Agreement in the following particulars:

2.1 Amendment to Section 1.2. Section 1.2 of the Credit Agreement is amended to add thereto, in its proper alphabetical location, the following definition:

“‘Borrower Series A Preferred Shares’ shall mean shares of Series A Cumulative Preferred Securities of the Borrower.”

2.2 Amendment to Section 6.2. Section 6.2 of the Credit Agreement is amended to read as follows in its entirety:

“6.2 Contingent Obligations. Create, incur, assume, or suffer to exist any Contingent Obligation; provided, however, the foregoing restriction shall not apply to (a) performance guarantees, performance surety or other bonds or endorsements of items deposited for collection, in each case provided in the ordinary course of business, (b) trade credit incurred or operating leases entered into in the ordinary course of business, (c) the Guaranties or (d) the guarantee by the Parent of the obligations of the Borrower with respect to the Borrower Series A Preferred Shares.”

2.3 Amendment to Section 6.8. Clause (f) of Section 6.8 of the Credit Agreement is amended to read as follows in its entirety:

“(f) Investments by the Parent in the Borrower, by the Borrower or any Domestic Subsidiary of the Parent in a Subsidiary Guarantor, or (in connection with the receipt of common equity interests of the Parent by the Borrower for purposes of paying dividends on the Borrower Series A Preferred Shares) by the Borrower in the Parent,”.

2.4 Amendment to Section 6 9. Section 6.9 of the Credit Agreement is amended to read as follows in its entirety:

“6.9 Dividends, Distributions and Certain Payments. Declare, pay or make, whether in cash or Property, any dividend or distribution on, or purchase redeem or otherwise acquire for value, any of its equity interests; provided, however, that, (a) so long as no Default or Event of Default exists or would result therefrom, the foregoing restriction shall not apply to (i) dividends paid in equity interests, (ii) dividends or distributions made to the Borrower or any of its Domestic Subsidiaries by any of their respective Domestic Subsidiaries or purchases or redemptions by the Borrower or any of its Domestic Subsidiaries of any equity interests of any of its Domestic Subsidiaries, (iii) dividends and distributions made by the Borrower to the Parent or purchases or redemptions by the Borrower of equity interests in the Borrower held by the Parent; provided, however, that such dividends, distributions, purchases or redemptions made by the Borrower to the Parent shall not exceed the amount necessary for the payment by the Parent of its cash operating expenses, including general and administrative expenses (including director fees and expenses, premiums for directors and officers insurance, audit fees and expenses, fees and expenses in connection with the preparation of tax returns and fees and expenses in connection with compliance with securities laws applicable to the Parent, to the extent, as to all of the foregoing, reasonable), Taxes and the Indebtedness of the Parent under the Term Loan Agreement, (iv) the purchase, redemption or other acquisition for value of any equity interests of the Parent held by any current or former director or employee of the Parent pursuant to any director or employee equity subscription agreement or plan, stock option agreement or similar agreement or plan, provided that the aggregate price paid for all such purchased, redeemed or acquired equity interests may not exceed $500,000 in any calendar year, plus the amount of any such allowance not used in any prior calendar year, (v) the acquisition of equity interests in the Parent by the Parent in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise, (vi) so long as immediately prior to and after giving effect thereto, the Available Commitment equals at least ten percent (10%) of the then existing Borrowing Base, (A) cash dividends due on the Borrower Series A Preferred Shares of no more than $10,000,000 in the aggregate in each calendar year or (B) redemptions of Borrower Series A Preferred Shares with retained earnings of the Borrower or the proceeds of a loan or advance to or Investment in the Borrower by the Parent made with retained earnings of the Parent or (vii) additional cash dividends due on the Borrower Series A Preferred Shares or redemptions of Borrower Series A Preferred Shares paid with the proceeds of a loan or advance to or Investment in the Borrower by the Parent in an amount equal to the proceeds, net of reasonable and customary expenses, of the issuance of additional common equity interests of the Parent or in an amount equal to the proceeds, net of reasonable and customary expenses, of the issuance of additional common equity interests of the Borrower or (b) regardless of whether a Default or Event of Default exists or would result therefrom, cash dividends due on or redemptions of outstanding Borrower Series A Preferred Shares paid in additional Borrower Series A Preferred Shares or common equity interests of the Borrower or the Parent.”

2.5 Amendment to Section 6.10. Section 6.10 of the Credit Agreement is amended to amend the opening clause of such Section 6.10 to read as follows:

“Except for issuances of common equity interests by the Parent and/or the Borrower subject to a registration statement and publicly tradeable and the issuance, from time to time, of Borrower Series A Preferred Shares, so long as such Borrower Series A Preferred Shares are not subject to any mandatory redemption,”.

2.6 Amendment to Section 7.1. Clause (l) of Section 7.1 of the Credit Agreement is amended to read as follows in its entirety:

“(l) the Borrower or one of the Subsidiary Guarantors shall cease to be the sole shareholder or member or the sole general partner of any Subsidiary Guarantor or, except following an initial public offering of common equity interests of the Borrower, the Parent ceases to own all of the issued and outstanding equity interests of the Borrower;”.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrower and the Initial Guarantors expressly re-makes, in favor of the Agent and the Lenders, each of the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents and made by it and represents and warrants that all such representations and warranties remain true and correct.

ARTICLE IV

RATIFICATION AND ACKNOWLEDGMENT

Each of the Borrower, the Initial Guarantors, the Lenders and the Agent does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect.

ARTICLE V

MISCELLANEOUS

5.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

5.2 Rights of Third Parties. Except as provided in Section 5.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

5.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

5.4 Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

5.5 Severability. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICTS OF LAW.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed and delivered, as of the Effective Date, by their proper and duly authorized officers.

BORROWER:

GASTAR EXPLORATION USA, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

INITIAL GUARANTORS:

GASTAR EXPLORATION LTD.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Vice President and Chief Financial Officer

GASTAR EXPLORATION NEW SOUTH WALES, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION VICTORIA, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

(Signatures continue on following pages)

(Signature page to Third Amendment to

Second Amended and Restated Credit Agreement)

GASTAR EXPLORATION TEXAS, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION TEXAS, LP

By:	Gastar Exploration Texas LLC, its General Partner

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION TEXAS LLC

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

(Signatures continue on following pages)

(Signature page to Third Amendment to

Second Amended and Restated Credit Agreement)

AGENT:

AMEGY BANK NATIONAL ASSOCIATION as Agent

By:	/s/ Mark A. Serice
Mark A. Serice
Senior Vice President

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Serice
Mark A. Serice
Senior Vice President

(Signatures continue on following pages)

(Signature page to Third Amendment to

Second Amended and Restated Credit Agreement)

LENDER:

BANK OF MONTREAL

By:	/s/ James Whitmore
James Whitmore
Managing Director

(Signatures continue on following page)

(Signature page to Third Amendment to

Second Amended and Restated Credit Agreement)

LENDER:

IBERIABANK

By:	/s/ W. Bryan Chapman
W. Bryan Chapman
Executive Vice President

(Signature page to Third Amendment to

Second Amended and Restated Credit Agreement)